Amedisys, Inc. www.amedisys.com NASDAQ: AMED September 2008 Exhibit 99.1

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  These
forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties.  Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our annual report on Form
10-K and Quarterly Reports on 10-Q, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (800) 467-
2662.  We disclaim any obligation to update any forward-looking statements in this presentation.
Forward Looking Statements

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare care management initiatives
• Experienced management team

Management Team
•
William F. Borne - Chairman and Chief Executive Officer
- CEO since founding the Company in 1982
- Registered nurse, extensive hospital administrative and clinical experience
•
Larry R. Graham - President and Chief Operating Officer
- Joined Amedisys in 1996; COO since 1999; President since 2004
- General Health Systems
- Arthur Andersen
•
Dale E. Redman, CPA - Chief Financial Officer
- Joined Amedisys in February 2007
- CFO of United Companies
- Ernst & Young

Corporate Overview
1
• Leading provider of home nursing services
• 504
2
locations throughout the United States
• Services include skilled nursing and therapy
• Home Health =94% revenue, Hospice = 6% revenue
• 94% of Home Health revenue is episodic based (both Medicare &
non-Medicare)
1) For the six-month period ended June 30, 2008
2) Both home health and hospice, inclusive of joint venture agencies, as of June 30, 2008

WASHINGTON
MONTANA
N. DAKOTA
MINNESOTA
MAINE
OREGON
IDAHO
WYOMING
S. DAKOTA
WISCONSIN
MICHIGAN
NEW YORK
VT
NH
MA
CT
RI
PENN
NJ
DE
NEBRASKA
IOWA
ILLINOIS
IN
OHIO
W.VA
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
KENTUCKY
VIRGINIA
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TENNESSEE
N. CAR
S. CAR
MISS
ALA
GA
TEXAS
LA
FLA
ALASKA
PUERTO RICO

Amedisys

Our Locations
1
1) As of June 30, 2008
National home nursing provider located in 35 states. Largest provider in the Southern and Southeastern United States
- 458 home nursing
locations
- 46 hospice locations

Our Strategy
• Focus on Medicare-eligible patients
• Prioritize internal growth
• Select, acquire and integrate quality home care agencies
• Leverage cost-efficient operating platform
• Develop and deploy specialized nursing programs
• Expand care coordination platform

$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$23.2
$25.6
$27.5
$29.2
$30.8
$32.7
$35.3
$38.6
$42.4
$46.4
$51.0
$56.0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Medicare Revenue Market Size
•
2006: Medicare
spending for home
health reached $14
billion
was $9.2 billion,
giving a combined
total of $23.2 billion
•
2017: Home Health
will contribute $36
billion
$20 billion
projected $56 billion
Source: CBO's March 2008 Baseline: MEDICARE
MEDICARE Home Health and Hospice Revenue
and hospice
and hospice
of the

Home Nursing Market
• Industry is highly fragmented
• 9,200 Medicare-certified nursing agencies
• Most are single-site, small local or regional providers:
- Independently-owned agencies
- Visiting nurse associations
- Facility and hospital-based agencies
• Publicly-owned providers account for less than 7% of the
home nursing market

Industry Growth Drivers
• Trend from inpatient to home-based care:
- Patient preference
- Payor incentives
- Technology advancements
• Demographics – aging population
- 8,000 Americans will become Medicare eligible each
day beginning in 2011 and by 2030, 57.8 million baby
boomers will be eligible for Medicare benefits
1
• Increased prevalence of chronic and co-morbid conditions
1
According to the United States Census Bureau

Internal Growth
- Overall industry growth
- Expanded and more effective sales force
- Comprehensive range of clinical programs
- Enhanced referral source education efforts
- Focus on start-ups
• Strong internal growth in episodic-based admissions
- Approximately 13% for Q2 2008 and 10% for the first six
months of 2008
• Internal revenue growth 28% for Q2 2008 and 27% for the
first six months of 2008
• Internal growth driven by:

Start-Up Strategy
• Start-ups typically generate $1.5 - $2.0 million in run-rate revenue by the end of their second year of operations
• ~ 18 months to recoup the $250,000 - $350,000 investment
• 13 home health start-ups completed through June 30, 2008
* Reported numbers are for home health start-ups
Yearly Start-Ups
8
13
25
36
32
13
0
5
10
15
20
25
30
35
40
45
2003 2004 2005 2006 2007 2008
Projected
Completed
27
40

Acquisition Strategy
• Acquisition rationale:
- Industry leadership
- Leverage our operating/business systems
- Value accretion through synergies and agency profitability enhancement
• Acquisition criteria:
- Defined pricing objectives
- Targeted geographic profile
- Compatible payor mix
- Consistent clinical metrics
- Expandable referral base
- Opportunities for future internal growth

TLC Integration
• Detailed plan to wind-down TLC corporate
- Converted all agencies as of September 15, 2008
- Converted ~ 17 agencies per month
- Closing all regional billing centers by October 2008;
closed 2 regional billing centers through August 2008
- Converted Human Resources, Accounts Payable and
Payroll mid-April

Investments in Technology
• Strategic advantages from technology
• Standardized processes:
- Automated review of assessment forms
- Automatic scheduling
- Web-based HR and payroll system
• Centralized management of clinical oversight/utilization:
- Real-time episode analysis
- Daily/weekly review of quality indicators
- Executive information system
• Point of care roll-out completed

High Quality Health Care
• Care Management
- 12 disease management programs
- 70 clinical tracks
• Specialty Division
- Balanced For Life first program in division
- Targets higher acuity patients
- Rolled out to 96 locations through June 2008; 150 total locations targeted for roll out by year end 2008

Comprehensive Compliance Program
• Clinical nurse review of
assessments
• Standardized care plans
• Physician
review/approval
• Weekly case conferences
• Monthly audits
• End of episode case
review
• Point-of-care system
enhances clinical
documentation accuracy
with real-time
assessment input
• Unannounced
compliance & billing
audits
• Regional directors
monitor compliance
status and resolve
errors
• Real-time monitoring
capability of local level
activity via point-of-
care system
• Semi-annual
clinical/compliance reviews
• Compliance review of metric
variances
• Compliance manager site
visits
• Compliance training for all
employees
• Compliance concerns
hotline
• Annual Sarbanes-Oxley
audit
• Annual billing competency
testing
Corporate Level
Regional Level
Local Level

Medicare Reimbursement
• Implemented in October 2000
- Base payment for 60-day episode of care
- Adjusted for patient acuity and market factors
• 2008 CMS issued reimbursement changes
- Expands HHRG from 80 to 153
- More integrated reimbursement for therapy
- Better alignment of reimbursement with patient needs
- Allocation of more dollars to later episodes
- Should benefit agencies with a greater business mix of higher-
acuity patients

Financial Highlights
• Increasing revenue
• Cash flow/low cap ex requirements
• Consistent EPS growth
• Strong balance sheet to fund future growth
- $250 million active shelf registration
- $138 million unused revolving credit facility through June
2008

EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
($ millions, except per share data)
Summary Financial Results
2006
2007
2Q07
Net revenue
Period-over-period growth
Gross margin
Margin
Operating income
Margin
EBITDA
Margin
Fully-diluted EPS
Period-over-period growth
2Q08
Net Income
$541.1
41.8%
305.7
56.5%
65.7
12.1%
75.7
14.0%
38.3
$1.72
22.0%
$697.9
29.0%
368.9
52.9%
96.6
13.8%
109.8
15.7%
65.1
$2.48
44.2%
$169.5
27.5%
89.7
52.9%
24.0
14.2%
26.3
15.5%
14.9
$0.57
35.7%
$312.7
84.5%
163.9
52.4%
38.8
12.4%
44.3
14.2%
20.4
$0.76
33.3%
1) EBITDA would have been $47.0 million after adding back $2.7 million ($1.6 million, net of income taxes) in certain TLC
Health Care Services, Inc. integration costs.
2) EPS would have been $0.82 after adding back $0.06 per diluted share for certain TLC Health Care Services, Inc integration costs in 2Q08.
1
2

Summary Performance Results
2006 2007 2Q07
Agencies at period end
1
Period-over-period growth
Completed Medicare Episodes
Period-over-period growth
Episodic-Based Admissions
Period-over-period growth
Revenue per Episode
Period-over-period growth
Total Visits
Period-over-period growth
2Q08
DSO
1) Inclusive of home health and hospice locations
360
30.9%
4,302,830
25.2%
129,649
19.9%
208,547
20.6%
$2,666
1.2%
51.3
275
3,437,881
108,140
172,930
$2,634
52.9
313
1,049,008
31,376
51,219
$2,671
46.8
504
61.0%
1,852,263
76.6%
53,561
70.7%
87,055
70.0%
$2,852
6.8%
51.4

Summary Balance Sheet
($ in millions)
Dec. 31, 2007 June 30, 2008
Assets
Cash
Accounts Receivable, Net
Property, Plant and Equipment
Goodwill
Other
Total Assets
Liabilities and Stockholders’ Equity
Debt
All Other Liabilities
Stockholders’ Equity
Total Liabilities and Stockholders’ Equity
$   1.7
161.9
78.5
697.5
82.9
$ 1,022.5
$379.2
147.3
496.0
$ 1,022.5
$   56.2
96.3
68.3
332.5
33.8
$  587.1
$24.0
116.1
447.0
$  587.1

Guidance
1) Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on July 17, 2008
Calendar Year 2008
1
Net revenue: $1.100 - $1.150 billion
EPS: $3.00 - $3.10
(after adding back certain expenses related to
the integration of TLC Health Care Services, Inc.)
Diluted shares: 26.9 million

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification
• Experienced management team

Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office – 225.292.2031
Fax – 225.295.9653
kleblanc@amedisys.com